RIMCO MONUMENT FUNDS
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SUPPLEMENT TO THE COMBINED PROSPECTUS DATED JUNE 30, 1997

A. Please delete the "Expenses of the Funds--Money Market Funds" table on page 3 and replace it with the following:

EXPENSES OF THE FUNDS--MONEY MARKET FUNDS
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
                        SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).............................     None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)..................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable).....................................................................     None
Redemption Fees (as a percentage of amount redeemed, if applicable).......................................     None
Exchange Fee..............................................................................................     None
                         ANNUAL FUND OPERATING EXPENSES
                     (As a percentage of average net assets)
                                                                                           PRIME MONEY MARKET FUND
                                                                                         ----------------------------
                                                                      U.S. TREASURY        CLASS A         CLASS B
                                                                    MONEY MARKET FUND       SHARES          SHARES
                                                                    -----------------    ------------    ------------
Management Fee (after waiver)(1)..................................        0.42%              0.39%           0.39%
12b-1 Fee(2)......................................................         None               None           0.42%
Total Other Expenses (after waiver)(3)............................        0.21%              0.19%           0.19%
    Total Annual Fund Operating Expenses (after waivers)(4).......        0.63%              0.58%           1.00%

(1) The management fee of each Fund has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver of expenses at any time at its sole discretion. With respect to each Fund, the maximum management fee is 0.50%.

(2) The 12b-1 Fee for the Class B Shares of the Prime Money Market Fund has been reduced to reflect the voluntary waiver by the distributor. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 Fee for the Class B Shares of the Prime Money Market Fund is 0.50%.

(3) Total other expenses have been reduced to reflect the voluntary waiver of a portion of the administrative fee by the administrator. The administrator can terminate this voluntary waiver at any time at its sole discretion.

(4) The Annual Fund Operating Expenses for the fiscal year ended April 30, 1997 were 0.57%, 0.51%, and 1.01% for U.S. Treasury Money Market Fund, Class A Shares of Prime Money Market Fund, and Class B Shares of Prime Money Market Fund, respectively. Absent the voluntary waiver of the management fees as described in footnote (1) above, the Annual Fund Operating Expenses would have been: 0.70% for the U.S. Treasury Money Market Fund, 0.68% for Class A Shares of the Prime Money Market Fund, and 1.18% for the Class B Shares of the Prime Money Market Fund.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder in the Funds will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "RIMCO Monument Funds Information." Wire-transferred redemptions of less than $5,000 or in excess of one per month may be subject to additional fees.

    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

                                                                                           PRIME MONEY MARKET FUND
                                                                                         ----------------------------
                                                                       U.S. TREASURY       CLASS A         CLASS B
                              EXAMPLE                                MONEY MARKET FUND      SHARES          SHARES
-------------------------------------------------------------------  -----------------   ------------    ------------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; (2) redemption at the end of each time period.
   1 Year..........................................................         $ 6              $  6            $ 10
   3 Years.........................................................         $20              $ 19            $ 32
   5 Years.........................................................         $35              $ 32            $ 55
  10 Years.........................................................         $79              $ 73            $122

    The above examples are estimated based upon expected expenses for the fiscal year ending April 30, 1998.

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

B. Please delete the section entitled "Administrative Services" on page 28 and replace it with the following:

     "ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services and transfer agency services) necessary to operate the Funds. Through its subsidiaries, Federated Services Company provides these at an annual rate of 0.16 of 1% of the average aggregate daily net assets of the Trust. Federated Services Company may choose voluntarily to waive a portion of its fee."

                                                               December 30, 1997

       Federated Securities Corp., Distributor

       Cusip 766730303 Cusip 766730105 Cusip 766730402 Cusip 766730204 Cusip
       766730501 Cusip 766730600
       G01269-04 (12/97)           (Recycled Paper Logo)